SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

              -----------------------------------------------------
                                    FORM 8-K
              -----------------------------------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 4, 1999



                            ELECTRONIC CLEARING HOUSE, INC.

              Exact name of registrant as specified in its charter)



   NEVADA                            0-15245              93-0946274
(State or other jurisdiction      (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification No.)



         28001 Dorothy Drive, Agoura Hills, California            91301
           (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (818) 706-8999




          (Former name or former address, if changes since last report)

ITEM 5.   OTHER EVENTS

          On February 4, 1999, Mr. Fariborz Hamzei, a director of the Registrant, declined to stand for re-election to serve on the Registrant's Board of Directors. There was no disagreement between Mr. Hamzei and the Registrant on any matter relating to the Registrant's operations, policies or practices.


          On February 4, 1999, Mr. Aristides W. Georgantas was appointed to serve as a director on the Board of Directors of the Registrant.









                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              ELECTRONIC CLEARING HOUSE, INC.
                                       (Registrant)




                              By:    \s\ Alice L. Cheung
                                     Alice L. Cheung, Treasurer &
                                      Chief Financial Officer



Dated:  February 9, 1999